UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2013

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09370	13-3186327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Executive Drive, Suite 630

Fort Lee, NJ 07024

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (201) 677-8904

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Withdrawal of Preliminary Information Statement

On May 2, 2013, Receivable Acquisition & Management Corporation (the “Company”) withdrew the Preliminary Information Statement on Schedule 14c, previously filed by us on April 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Receivable Acquisition & Management Corporation

Date: May 3, 2013	By:	/s/ Max Khan
Max Khan
Chief Executive Officer

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